Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2006

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			6/20/2006
Collection Period		5/1/2006	5/31/2006	31
Monthly Interest Period - Actual		5/22/2006	6/20/2006	29
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	184,750,529.33	173,167,326.64	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	5,129,004.14	5,129,004.14	—	—
Class A-4 Notes	160,670,000.00	160,670,000.00	5,151,088.25	155,518,911.75	0.9679399
Class B Notes	18,329,000.00	2,455,340.95	1,303,110.30	1,152,230.65	0.0628638

Total Securities	723,999,000.00	168,254,345.09	11,583,202.69	156,671,142.40	0.2163969

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	7,778.99	—	7,778.99	—
Class A-4 Notes	2.4300%	325,356.75	—	325,356.75	—
Class B Notes	2.1000%	4,296.85	—	4,296.85	—

Total Securities		337,432.59	—	337,432.59	—

Available Collections

Principal Payments Received	11,360,293.22
Interest Payments Received	1,005,502.04
Receivables Repurchased during collection period - Principal	—
Receivables Repurchased during collection period - Interest	—
Recoveries on Defaulted Receivables	46,050.52

Total Available Collections	12,411,845.78

Reserve Account Transfer Amount	—

Total Available Funds	12,411,845.78

Summary of Distributions

Payment of Servicing Fee:	153,958.77
Payment of Class A Interest Amount:	333,135.74
First Priority Principal Distribution Amount:	—
Payment of Class B Monthly Interest:	4,296.85
Regular Principal Distribution Amount:	11,583,202.69
Payment to the Reserve Account to Maintain Specified Reserve Balance:	—

Remaining Available Funds (To the Holder(s) of the Certificates)	337,251.73

Release of excess reserve	7,516.64

Total Funds Remitted (To the Holder(s) of the Certificates)	344,768.37

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2006

Calculation of Servicing Fee

Beginning Pool Balance	184,750,529.33
Multiplied By: Monthly Servicing Fee (1.0%/12)	0.08333%
Monthly Servicing Fee	153,958.77
Plus: Unpaid Servicing Fees from Prior Periods	—

Servicing Fees Due and Paid	153,958.77

Calculation of Class A Interest Amount Due

Class A-1 Note Interest Accrued	—
Class A-2 Note Interest Accrued	—
Class A-3 Note Interest Accrued	7,778.99
Class A-4 Note Interest Accrued	325,356.75
Total Class A Note Interest Accrued During Period	333,135.74
Plus: Interest Shortfalls from Prior Periods	—

Total Class A Note Interest Due	333,135.74

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee	12,257,887.01
Available Collection Shortfall	—
Reserve Account Draw	—

Class A Interest Amount Paid	333,135.74

Class A Interest Shortfall Carryforward	—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance	165,799,004.14
Less: Ending Pool Balance	173,167,326.64

First Priority Principal Distribution Amount	—

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest	11,924,751.27
Available Collections Shortfall	—
Reserve Account Draw	—

First Priority Principal Distribution Amount Paid	—

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued	4,296.85
Plus: Interest Shortfalls from Prior Periods	—

Total Class B Note Interest Due	4,296.85

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal	11,924,751.27
Available Collection Shortfall	—
Reserve Account Draw	—

Class B Interest Amount Paid	4,296.85

Class B Interest Shortfall Carryforward	0.00

Calculation of Regular Principal Distribution Amount:

Aggregate Beginning Outstanding Note Balance		168,254,345.09
Less:
Ending Pool Balance	173,167,326.64
Less: Target Overcollateralization Amount	(16,496,184.24)	156,671,142.40

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		11,583,202.69

Available Funds, before Reserve Account Draw		11,920,454.42
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		11,583,202.69

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2006

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	165,799,004.14
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	155,518,911.75

10,280,092.39
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	156,671,142.40

9,127,861.74

Class A Principal Distribution Amount	10,280,092.39

Class B Principal Distribution Amount Due:

The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	1,303,110.30

Class B Principal Distribution Amount	1,303,110.30

Principal Distribution Amount Paid:

Available Collections for Principal Distribution	11,920,454.42
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	5,129,004.14
(a) Class A-4 Notes	5,151,088.25
(ii) To the Class B Notes	1,303,110.30
(iii) To the Certificateholder	337,251.73

Target Overcollateralization Amount

Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,658,302.08
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	17,648,414.89

Target Overcollateralization Amount	16,496,184.24

Overcollateralization Amount

Beginning Overcollateralization Amount	16,496,184.24
Target Overcollateralization Amount	16,496,184.24
Overcollateralization Excess/(Deficiency)	0.00
Overcollateralization Release Amount	—
Overcollateralization Increase Amount	—

Overcollateralization Amount	16,496,184.24

Reserve Account

Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	7,516.64
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,840,426.00

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	1,385,338.61
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	7,516.64
Deposit of Excess Available Funds	—
Release of excess reserve	7,516.64

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2006

POOL STATISTICS

Collateral Pool Balance Data:
	Initial	Current
Net Pool Balance	733,163,743.80	173,167,326.64
Number of Current Contracts	41,825	20,858
Weighted Average Loan Rate	6.4000%	6.3611%
Weighted Average Remaining Term (months)	56.6	25.9

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	31	222,909.47
Less: Recoveries from Prior Months Charge offs		46,050.52
Net Principal Losses for Current Collection Period		176,858.95
Monthly Net Loss Rate (Annualized)		1.1487%

Beginning Net Principal Losses	1,080	7,462,342.02
Net Principal Losses for Current Collection Period	31	176,858.95
Cumulative Net Principal Losses	1,111	7,639,200.97
Cumulative Net Principal Loss Rate		1.0420%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	10	131,237.14

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	88.50%	18,833	153,249,863.14
1 - 29 Days Delinquent	9.09%	1,624	15,744,180.68
30 - 59 Days Delinquent	1.49%	258	2,575,680.81
60 - 89 Days Delinquent	0.53%	86	911,317.06
90 - 119 Days Delinquent	0.17%	26	295,836.21
120 - 149 Days Delinquent	0.11%	15	184,162.81
150 - 179 Days Delinquent	0.06%	7	112,467.41
180 + Days Delinquent	0.05%	9	93,818.52

Total		20,858	173,167,326.64

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of June, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA)

as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President